MARCH 1, 2012

THE HUNTINGTON FUNDS

HUNTINGTON NEW ECONOMY FUND

SUPPLEMENT TO PROSPECTUS DATED MAY 2, 2011

NOTICE OF CLOSURE OF PURCHASES INTO THE

HUNTINGTON NEW ECONOMY FUND

At a meeting of the Board of Trustees of the Huntington New Economy Fund (the “Fund”) held on January 17, 2012, the Trustees approved a proposal to reorganize the Fund into the Huntington Mid Corp America Fund. Pursuant to the reorganization, the Fund will liquidate by transferring substantially all of its assets to the Huntington Mid Corp America Fund.

The Class A shares and Trust shares of the Fund are closed to all new and subsequent investments effective as of the close of business on April 26, 2012. If you participate in an Automatic Investment Plan, automatic deductions will no longer be made from your bank account on or after April 26, 2012. Pending distribution of a Prospectus/Information Statement to shareholders, the reorganization is scheduled to take place at the close of business on or about May 4, 2012.

You may obtain additional information by

calling the Huntington Funds at 1-800-253-0412.

Please retain this Supplement for future reference.